Supplemental Operating & Financial Data Fourth Quarter Ended December 31, 2021

Supplemental Financial and Operating Information | As of December 31, 20211 Table of Contents Financial Summary Consolidated Statements of Operations 2 Funds from Operations and Adjusted Funds from Operations 3 Consolidated Balance Sheets 4 GAAP Reconciliations to EBITDAre, GAAP NOI and Cash NOI 5 Market Capitalization, Debt Summary and Leverage Metrics 6 Net Investment Activity Investment Summary 7 Disposition Summary 8 Portfolio Summary Portfolio Highlights 9 Tenant and Industry Diversification 10 Portfolio Health 11 Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 12 Same-Store Analysis 13 Lease Escalations 14 Glossary 15-17

Supplemental Financial and Operating Information | As of December 31, 20212 l t l i ci l r ti I f r ti | s f c r , 2 Financial Summary Consolidated Statements of Operations 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $257, $88, $721 and $444 for the three months and year ended December 31, 2021 and 2020, respectively. 2. Includes reimbursable income or reimbursable expense from the Company’s tenants of $1,058, $314, $2,293 and $897 for the three months and year ended December 31, 2021 and 2020, respectively. 3. During the year ended December 31, 2021, includes the recognition of $2,061 and $1,044 of cash and straight-line rent receivables, respectively, for previously unaccrued amounts from tenants that were moved from non-accrual to accrual accounting. 4. During the three months and year ended December 31, 2020, includes non-recurring expenses of $21 and $255, respectively, for reimbursement of executive relocation costs and non-recurring recruiting costs and, during the year ended December 31, 2020, includes $1,093 for costs and charges incurred in connection with the termination of one of our executive officers. 5. Includes a make-whole payment of $2,543 and the write-off of $1,873 of deferred financing costs during the year ended December 31, 2021 and the write-off of $924 deferred financing costs during the year ended December 31, 2020. Three Months Ended December 31, Year Ended December 31, (in thousands, except share and per share data) 2021 2020 2021 2020 (unaudited) (unaudited) (unaudited) (audited) Revenues: Rental revenue1, 2, 3 $ 59,816 $ 38,986 $ 213,327 $ 155,792 Interest on loans and direct financing lease receivables 4,152 2,106 15,710 8,136 Other revenue 1,047 17 1,197 81 Total revenues 65,015 41,109 230,234 164,009 Expenses: General and administrative4 5,832 4,738 24,329 24,444 Property expenses2 1,816 2,126 5,762 3,881 Depreciation and amortization 18,961 19,004 69,146 59,446 Provision for impairment of real estate — 3,319 6,120 8,399 Change in provision for loan losses (92) 299 (204) 830 Total expenses 26,517 29,486 105,153 97,000 Other operating income: Gain on dispositions of real estate, net 497 1,850 9,338 5,821 Income from operations 38,995 13,473 134,419 72,830 Other (loss)/income: Loss on repayment and repurchase of secured borrowings5 — — (4,461) (924) Interest expense (9,170) (7,764) (33,614) (29,651) Interest income 20 52 94 485 Income before income tax expense 29,845 5,761 96,438 42,740 Income tax expense 55 56 227 212 Net income 29,790 5,705 96,211 42,528 Net income attributable to non-controlling interests (151) (35) (486) (255) Net income attributable to stockholders $ 29,639 $ 5,670 $ 95,725 $ 42,273 Basic weighted average shares outstanding 122,691,874 104,963,676 116,358,059 95,311,035 Basic net income per share $ 0.24 $ 0.05 $ 0.82 $ 0.44 Diluted weighted average shares outstanding 123,777,032 105,840,736 117,466,338 96,197,705 Diluted net income per share $ 0.24 $ 0.05 $ 0.82 $ 0.44

Supplemental Financial and Operating Information | As of December 31, 20213 l t l i ci l r ti I f r ti | s f c r , 3 Financial Summary Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 1. During the year ended December 31, 2021, includes a make-whole payment of $2,543 and the write-off of $1,873 of deferred financing costs. 2. Includes non-recurring expenses of $21 and $60 related to reimbursement of executive relocation costs during the three months and year ended December 31, 2020, $1,093 for severance payments and acceleration of non-cash compensation expense in connection with the termination of one of our executive officers during the year ended December 31, 2020, $77 and $196, respectively, of non-recurring recruiting costs during the year ended December 31, 2020, $195 of non-recurring recruiting costs during the year ended December 31, 2020 and our $924 loss on repayment of secured borrowings during the year ended December 31, 2020. 3. Calculations exclude $63, $101, $311 and $404 from the numerator for the three months and year ended December 31, 2021 and 2020, respectively, related to dividends paid on unvested restricted share awards and restricted share units. Three months ended December 31, Year Ended December 31, (unaudited, in thousands except per share amounts) 2021 2020 2021 2020 Net income $ 29,790 $ 5,705 $ 96,211 $ 42,528 Depreciation and amortization of real estate 18,935 18,979 69,043 59,309 Provision for impairment of real estate — 3,319 6,120 8,399 Gain on dispositions of real estate, net (497) (1,850) (9,338) (5,821) Funds from Operations 48,228 26,153 162,036 104,415 Other non-recurring expenses1,2 — 21 4,461 2,273 Core Funds from Operations 48,228 26,174 166,497 106,688 Adjustments: Straight-line rental revenue, net (5,166) (2,584) (19,116) (11,905) Non-cash interest 1,147 505 2,554 2,040 Non-cash compensation expense 1,129 1,386 5,683 5,427 Other amortization expense 188 2,836 2,675 3,854 Other non-cash charges (94) 299 (212) 829 Capitalized interest expense (26) (5) (81) (228) Transaction costs — 179 — 291 Adjusted Funds from Operations $ 45,406 $ 28,789 $ 158,000 $ 106,995 FFO per share3: Basic $ 0.39 $ 0.25 $ 1.38 $ 1.08 Diluted $ 0.39 $ 0.25 $ 1.38 $ 1.08 Core FFO per share3: Basic $ 0.39 $ 0.25 $ 1.42 $ 1.11 Diluted $ 0.39 $ 0.25 $ 1.41 $ 1.10 AFFO per share3: Basic $ 0.37 $ 0.27 $ 1.35 $ 1.11 Diluted $ 0.37 $ 0.27 $ 1.34 $ 1.11

Supplemental Financial and Operating Information | As of December 31, 20214 l t l i ci l r ti I f r ti | s f c r , 4 Financial Summary Consolidated Balance Sheets December 31, 2021 December 31, 2020 (in thousands, except share and per share amounts) (unaudited) (audited) ASSETS Investments: Real estate investments, at cost: Land and improvements $ 1,004,154 $ 741,254 Building and improvements 2,035,919 1,519,665 Lease incentive 13,950 14,297 Construction in progress 8,858 3,908 Intangible lease assets 87,959 80,271 Total real estate investments, at cost 3,150,840 2,359,395 Less: accumulated depreciation and amortization (200,152) (136,097) Total real estate investments, net 2,950,688 2,223,298 Loans and direct financing lease receivables, net 189,287 152,220 Real estate investments held for sale, net 15,434 17,058 Net investments 3,155,409 2,392,576 Cash and cash equivalents 59,758 26,602 Restricted cash — 6,388 Straight-line rent receivable, net 57,990 37,830 Rent receivables, prepaid expenses and other assets, net 25,638 25,406 Total assets $ 3,298,795 $ 2,488,802 LIABILITIES AND EQUITY Secured borrowings, net of deferred financing costs $ — $ 171,007 Unsecured term loans, net of deferred financing costs 626,983 626,272 Senior unsecured notes, net 394,723 — Revolving credit facility 144,000 18,000 Intangible lease liabilities, net 12,693 10,168 Dividend payable 32,610 25,703 Derivative liabilities 11,838 38,912 Accrued liabilities and other payables 32,145 16,792 Total liabilities 1,254,992 906,854 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of December 31, 2021 and 2020 — — Common stock, $0.01 par value; 500,000,000 authorized; 124,649,053 and 106,361,524 issued and outstanding as of December 31, 2021 and 2020, respectively 1,246 1,064 Additional paid-in capital 2,151,088 1,688,540 Distributions in excess of cumulative earnings (100,982) (77,665) Accumulated other comprehensive loss (14,786) (37,181) Total stockholders' equity 2,036,566 1,574,758 Non-controlling interests 7,237 7,190 Total equity 2,043,803 1,581,948 Total liabilities and equity $ 3,298,795 $ 2,488,802

Supplemental Financial and Operating Information | As of December 31, 20215 l t l i ci l r ti I f r ti | s f c r , 5 Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 1. These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate and loan repayments made during the three months ended December 31, 2021 had occurred on October 1, 2021. 2. Adjustment includes the $92 adjustment to our provision for loan losses. 3. Adjustment excludes contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease and lease termination or loan prepayment fees. Three Months Ended (unaudited, in thousands) December 31, 2021 Net income $ 29,790 Depreciation and amortization 18,961 Interest expense 9,170 Interest income (20) Income tax expense 55 EBITDA 57,956 Provision for impairment of real estate — Gain on dispositions of real estate, net (497) EBITDAre 57,459 Adjustment for current quarter re-leasing, investment and disposition activity1 2,865 Adjustment to exclude other non-recurring activity2 (92) Adjustment to exclude termination/prepayment fees and certain percentage rent3 (1,028) Adjusted EBITDAre—Current Estimated Run Rate 59,204 General and administrative 5,832 Adjusted net operating income ("NOI") 65,036 Straight-line rental revenue, net1 (4,878) Other amortization expense 188 Adjusted Cash NOI $ 60,346 Annualized EBITDAre $ 229,836 Annualized Adjusted EBITDAre $ 236,816 Annualized Adjusted NOI $ 260,144 Annualized Adjusted Cash NOI $ 241,384

Supplemental Financial and Operating Information | As of December 31, 20216 l t l i ci l r ti I f r ti | s f c r , 6 Financial Summary Market Capitalization, Debt Summary and Leverage Metrics 1. Prior to its amendment in February 2022, our revolving credit facility provided a maximum aggregate initial original principal amount of up to $400 million and included an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. Following its amendment, our revolving credit facility provides a maximum aggregate initial original principal amount of up to $600 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $600 million. 2. As part of its amendment in February 2022, the maturity date of our revolving credit facility was extended to February 2026. 3. Common equity & units as of December 31, 2021, based on 124,649,053 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non- controlling interests. (dollars in thousands, except share and per share amounts) December 31, 2021 Rate Maturity Unsecured debt: $200mm term loan $ 200,000 3.26% 2.3 years $430mm term loan 430,000 3.02% 4.9 years Senior unsecured notes 400,000 3.12% 9.5 years Revolving credit facility1 144,000 1.35% 1.3 years2 Total unsecured debt 1,174,000 2.89% 5.6 years Gross debt 1,174,000 Less: cash & cash equivalents (59,758) Less: restricted cash available for future investment — Net debt 1,114,242 Equity: Preferred stock — Common stock & OP units (125,202,900 shares @ $28.83/share as of 12/31/21)3 3,609,600 Total equity 3,609,600 Total enterprise value ("TEV") $ 4,723,842 Net Debt / TEV 23.6% Net Debt / Annualized Adjusted EBITDAre 4.7x

Supplemental Financial and Operating Information | As of December 31, 20217 Net Investment Activity Investment Summary 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 1Q’20 2Q’20 3Q’20 4Q’20 1Q’21 2Q'21 3Q'21 4Q'21 Number of Transactions 32 11 19 33 22 34 31 55 Property Count 63 13 50 108 74 94 85 96 Avg. Investment per Unit (in 000s) $2,551 $2,870 $2,866 $2,218 $2,650 $2,354 $2,676 $3,230 Cash Cap Rates2 7.1% 7.4% 7.1% 7.1% 7.0% 7.1% 7.0% 6.9% GAAP Cap Rates3 8.0% 8.1% 7.9% 7.7% 7.9% 7.8% 7.9% 7.8% Master Lease %4,5 54% 68% 79% 89% 79% 83% 80% 59% Sale-Leaseback %4,6 88% 100% 92% 88% 85% 88% 84% 96% % of Financial Reporting4 100% 100% 100% 100% 100% 100% 100% 98% Rent Coverage Ratio 2.7x 4.3x 2.8x 3.6x 3.0x 2.7x 2.8x 3.0x Lease Term Years 16.1 16.7 17.6 16.3 16.1 13.5 16.4 16.3 $167,490 $42,369 $148,877 $244,078 $197,816 $223,186 $230,755 $322,203 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In v e s tm e n t A c ti v it y ( $ 0 0 0 s )

Supplemental Financial and Operating Information | As of December 31, 20218 Net Investment Activity Disposition Summary 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel is sold. 5. Excludes properties sold pursuant to an existing tenant purchase option. Dispositions 1Q’20 2Q’20 3Q’20 4Q’20 1Q’21 2Q'21 3Q'21 4Q'21 Realized Gain/(Loss)1,2 3.2%5 29.5% (4.5%) (10.2%) 4.5% (7.3%) 29.8%5 7.5% Cash Cap Rate on Leased Assets3 7.1%5 6.8% 7.0% 7.4% 7.1% 7.1% 6.5%5 6.0% Leased Properties Sold4 10 3 11 21 15 6 11 2 Vacant Properties Sold4 -- -- 3 2 1 1 -- -- Rent Coverage Ratio 0.7x 1.3x 2.2x 2.3x 1.8x 1.8x 1.2x 0.0x $19,571 $3,420 $19,595 $39,042 $25,197 $19,578 $10,089 $4,466 $0 $10,000 $20,000 $30,000 $40,000 D is p o s it io n A c ti v it y ( $ 0 0 0 s )1

Supplemental Financial and Operating Information | As of December 31, 20219 Portfolio Summary Portfolio Highlights Investment Properties (#)1 1,451 Square Footage (mm) 13.5 Tenants (#) 311 Concepts (#) 433 Industries (#) 16 States (#) 46 Weighted Average Remaining Lease Term (Years) 14.0 Triple-Net Leases (% of Cash ABR) 94.5% Master Leases (% of Cash ABR) 61.3% Sale-Leaseback (% of Cash ABR)2,3 85.2% Unit-Level Rent Coverage 3.7x Unit-Level Financial Reporting (% of Cash ABR) 98.5% Leased (%) 99.9% Top 10 Tenants (% of Cash ABR) 19.7% Average Investment Per Property ($mm) $2.3 Total Cash ABR ($mm) $242.9 1. Includes 126 properties that secure mortgage loans receivable. 2. Exclusive of our Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. As of December 31, 2021

Supplemental Financial and Operating Information | As of December 31, 202110 Portfolio Summary Tenant and Industry Diversification Top 10 Tenants1 Properties2 % of Cash ABR 26 3.3% 75 2.2% 16 2.0% 23 2.0% 17 1.8% 13 1.8% 6 1.8% 17 1.6% 19 1.6% 34 1.6% Top 10 Tenants 246 19.7% Total 1,451 100.0% Top 10 Tenants Diversification by Industry 1. Represents tenant, guarantor or parent company. Our Driver’s Edge concentration is with GB Auto Service, Inc., which operates Driver’s Edge and other auto service brands. 2. Property count includes 126 properties that secure mortgage loans receivable, but excludes one vacant property. 3. Calculation excludes properties with no annualized base rent and properties under construction. Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt Rent Per SqFt3 Early Childhood Education Service $ 35,514 14.6% 159 1,681,487 $ 20.84 Quick Service Service 30,094 12.4% 362 993,825 30.15 Medical / Dental Service 29,008 11.9% 174 1,199,502 24.25 Car Washes Service 26,744 11.0% 94 456,057 57.55 Automotive Service Service 21,457 8.8% 160 1,085,290 19.77 Convenience Stores Service 15,580 6.4% 100 578,844 26.92 Casual Dining Service 15,310 6.3% 134 524,676 29.18 Equipment Rental and Sales Service 9,816 4.0% 41 699,047 13.82 Family Dining Service 5,663 2.3% 37 220,106 25.73 Other Services Service 5,306 2.2% 24 292,129 18.79 Pet Care Services Service 5,361 2.2% 48 395,905 15.66 Service Subtotal $ 199,853 82.3% 1,333 8,126,868 $ 24.64 Health and Fitness Experience 11,225 4.6% 27 1,087,279 10.38 Entertainment Experience 10,935 4.5% 25 800,922 12.97 Movie Theatres Experience 4,170 1.7% 6 293,206 14.22 Experience Subtotal $ 26,330 10.8% 58 2,181,407 $ 11.85 Grocery Retail 8,637 3.6% 27 1,272,431 6.79 Home Furnishings Retail 2,048 0.8% 4 217,339 9.42 Retail Subtotal $ 10,686 4.4% 31 1,489,770 $ 7.17 Building Materials Industrial 3,801 1.6% 23 1,257,017 3.02 Other Industrial Industrial 2,206 0.9% 5 414,386 5.32 Industrial Subtotal $ 6,007 2.5% 28 1,671,403 $ 3.59 Total/Weighted Average $ 242,875 100.0% 1,450 13,469,448 $ 17.99

Supplemental Financial and Operating Information | As of December 31, 202111 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 T h e re a ft e r % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 31.4% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR Portfolio Summary Portfolio Health Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of December 31, 2021 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.5% Corporate-Level Financial Reporting 98.6% Both Unit-Level and Corporate-Level Financial Information 98.4% No Financial Information 1.3% Rent Coverage Ratio (x) Rent Coverage Ratio (x) ≥ 2.00x 68.7% Not Reported 1.4% 1.50x to 1.99x 13.7% 1.00x to 1.49x 6.5% < 1.00x 9.7%

Supplemental Financial and Operating Information | As of December 31, 202112 Cash % of # of Wgt. Avg. Lease Terminated Leases Re-Leased Total Year1 ABR Cash ABR Properties2 Coverage3 $(000)s Renewals Without Vacancy After Vacancy Leasing 2022 $ 490 0.2% 5 3.0x Prior Cash ABR $ 72 $ 3,346 1,760 $ 5,178 2023 1,489 0.6% 16 2.8x New Cash ABR4 74 2,744 1,339 4,157 2024 4,847 2.0% 47 4.7x Recovery Rate 103.0% 82.0% 76.1% 80.3% 2025 2,335 1.0% 20 2.0x Number of Leases 1 32 15 48 2026 3,914 1.6% 26 2.8x Average Months Vacant — — 3.9 — 2027 4,511 1.9% 28 2.7x % of Total Cash ABR5 0.0% 1.1% 0.6% 1.7% 2028 4,342 1.8% 15 1.7x 2029 5,698 2.3% 78 4.3x 2030 4,356 1.8% 48 4.0x 2031 14,839 6.1% 88 2.8x 2032 8,935 3.7% 33 5.4x Vacant Properties at September 30, 2021 1 2033 8,174 3.4% 27 3.3x Expiration Activity — 2034 26,764 11.0% 207 7.1x Lease Termination -1 2035 14,101 5.8% 96 3.0x Vacant Property Sales — 2036 39,627 16.3% 186 3.0x Lease Activity +1 2037 9,486 3.9% 58 7.8x Vacant Properties at December 31, 2021 1 2038 12,743 5.2% 77 2.0x 2039 22,261 9.2% 121 3.7x 2040 31,888 13.1% 160 2.7x 2041 21,032 8.7% 113 2.5x Thereafter 1,043 0.4% 1 3.1x Total $ 242,875 100.0% 1,450 3.7x Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 1. Expiration year of contracts in place as of December 31, 2021, excluding any tenant option renewal periods that have not been exercised. 2. Property count includes 126 properties that secure mortgage loans receivable, but excludes one vacant property. 3. Weighted by cash ABR as of December 31, 2021. 4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods. 5. New cash ABR divided by total cash ABR as of December 31, 2021. Annual Lease Expiration by Cash ABR Leasing Activity – Trailing 12 Months Leasing Statistics

Supplemental Financial and Operating Information | As of December 31, 202113 Leasing Summary Same-Store Analysis Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is September 30, 2020, through December 31, 2021. The same-store portfolio for 4Q’21 is comprised of 998 properties and represents 66% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at December 31, 2021. Contractual Cash Rent: The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease or mortgage as of December 31, 2021; excludes 1.) percentage rent that is subject to sales breakpoints per the lease and 2.) redevelopment properties in a free rent period. Defined Terms Same-Store Portfolio Performance Contractual Cash Rent ($000s) % Type of Business 4Q’21 4Q’20 Change Service $ 32,987 $ 32,803 0.6% Experience 5,249 5,010 4.8% Retail 1,024 932 9.9% Industrial 673 660 2.0% Total Same-Store Rent $ 39,932 $ 39,405 1.3%

Supplemental Financial and Operating Information | As of December 31, 202114 Leasing Summary Lease Escalations 1. Based on cash ABR as of December 31, 2021. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 79.8% 1.6% Every 2 years 1.6 1.5 Every 3 years 0.5 0.2 Every 4 years 0.3 1.0 Every 5 years 12.1 1.9 Other escalation frequencies 4.5 1.2 Flat 1.4 1.0 Total / Weighted Average 100.0% 1.6% Contractual Fixed 95% CPI 4% Flat 1%

Supplemental Financial and Operating Information | As of December 31, 202115 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of December 31, 202116 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Financial and Operating Information | As of December 31, 202117 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination or loan prepayment fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property. Disclaimer Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).